UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): February 10, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                             0-18348                 06-1209796
(State or other                (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                    33414
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

Item 5.  Other Events.

         On February 10, 2003, BE Aerospace, Inc. issued a press release announcing that it had received a decision from an arbitration panel that was convened to hear the company's dispute with a wholly owned subsidiary of The Thales Group. The press release, which discusses the specifics of the arbitration decision, is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

  (a)    None
  (b)    None
  (c)    Exhibits.

         Exhibit No.       Description
         --------------    --------------
         99.1              Press Release, dated February 10, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               ------------------------------------
                               Name:  Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer


Date: February 11, 2003

                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibits
-----------         ----------------------------
99.1                Press Release, dated February 10, 2003.